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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549
                  --------------------------------------------

                                                               FORM 8-K

                                                            CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 March 29, 2004

                Date of Report (Date of earliest event reported)
                  --------------------------------------------

                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                      000-30229                  04-3387074
    -----------                     ---------                  ----------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
  of Incorporation)                                        Identification No.)



             250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS    01824
               (Address of Principal Executive Offices)   (Zip Code)

                                 (978) 614-8100
              (Registrant's telephone number, including area code)





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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On March 29, 2004, Sonus Networks, Inc. (Sonus) issued a press release providing an update on the status of its financial results. A copy of the press release is attached as Exhibit 99.1 hereto.

     On March 29, 2004 at 8:30 a.m., Sonus will host a conference call and simultaneous webcast to discuss the contents of this press release. A copy of the script for this conference call is attached as Exhibit 99.2 hereto.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 29, 2004                       SONUS NETWORKS, INC.

                                           By: /s/ Stephen J. Nill______________
                                              ----------------------------------
                                               Stephen J. Nill
                                               Chief Financial Officer,
                                               Vice President of Finance and
                                               Administration and Treasurer




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                                  Exhibit Index

99.1 Press release dated March 29, 2004.

99.2 Script for Conference Call dated March 29, 2004.